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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 31, 2001


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

                 (AS DEPOSITOR UNDER THE POOLING AND SERVICING
                 AGREEMENT, DATED AS OF MAY 1, 2001, PROVIDING
                   FOR THE ISSUANCE OF MORTGAGE PASS-THROUGH
                        CERTIFICATES, SERIES 2001-CPB1)


                 Salomon Brothers Mortgage Securities VII, Inc.
                 ----------------------------------------------


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             (Exact name of registrant as specified in its charter)

          Delaware                    333-40426               13-3439681
          --------                    ---------               ----------
(State or Other Jurisdiction         (Commission          (I.R.S. Employer
of Incorporation)                    File Number)         Identification Number)

390 Greenwich Street, 4th Floor
New York, New York                                                 10013
------------------                                                 -----
(Address of Principal                                            (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (212) 723-6391
                                                     --------------



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                                       -2-


Item 2.  Acquisition or Disposition of Assets
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Description of the Certificates and the Mortgage Pool

                   On May 30, 2001, a single series of certificates, entitled Salomon Brothers Mortgage Securities VII, Inc., Mortgage Pass-Through Certificates, Series 2001-CPB1 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of May 1, 2001 (the "Agreement"), attached hereto as Exhibit 4.1, among Salomon Brothers Mortgage Securities VII, Inc. as depositor (the "Depositor"), CitiMortgage, Inc. as master servicer (in such capacity, the "Master Servicer") and as trust administrator (in such capacity, the "Trust Administrator") and The Bank of New York, as trustee (the "Trustee"). The Certificates consist of eight classes of certificates (collectively, the "Certificates"). The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional one- to four- family adjustable-rate mortgage loans secured by first liens on residential real properties and, in the case of certain of the mortgage loans, an interest in shares issued by a cooperative apartment corporation and the related proprietary lease having original terms to maturity not greater than 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $487,458,812.08 as of May 1, 2001 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement (the "Purchase Agreement"), dated May 24, 2001, between the Depositor and CitiMortgage, Inc. The Certificates were sold by the Depositor to Salomon Smith Barney Inc., an affiliate of the Depositor, pursuant to an underwriting agreement, dated May 24, 2001, between the Depositor and Salomon Smith Barney Inc.

                   The Certificates have the following initial Certificate Balances and initial Pass- Through Rates:


                                    Initial Certificate
        Class                        Principal Balance                        Pass-Through Rate
        -----                        -----------------                        -----------------
          A                           $472,835,000.00                             Variable
         B-1                          $  4,874,000.00                             Variable
         B-2                          $  2,437,000.00                             Variable
         B-3                          $  2,438,000.00                             Variable
         B-4                          $  1,706,000.00                             Variable
         B-5                          $  1,462,000.00                             Variable
         B-6                          $  1,706,812.08                             Variable
         R-I                                100%                                    N/A

                   The Certificates (except for the Class B-4, Class B-5, Class B-6 and Class R-I Certificates) and the Mortgage Loans are more particularly described in the Prospectus, dated May 24, 2001, and the Prospectus Supplement, dated May 24, 2001, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class B-4, Class B-5, ClassB-6 and Class R-I Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 7.   Financial Statements and Exhibits
          ---------------------------------

                 (a)      Not applicable

                 (b)      Not applicable

                 (c)      Exhibits



       Exhibit No.                                Description
       -----------                                -----------

           4.1 Pooling and Servicing Agreement, dated as of May 1, 2001, by and among Salomon Brothers Mortgage Securities VII, Inc. as Depositor, CitiMortgage, Inc. as Master Servicer and as Trust Administrator and The Bank of New York, as Trustee, relating to the Series 2001-CPB1 Certificates.





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                                   SIGNATURES


                   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 31, 2001

                                           SALOMON BROTHERS MORTGAGE
                                           SECURITIES VII, INC.



                                           By:      /s/ Matthew R. Bollo
                                                    ------------------------
                                           Name:    Matthew R. Bollo
                                           Title:   Assistant Vice President






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                                Index to Exhibits
                                -----------------



        Exhibit No.                             Description
        -----------                             -----------
            4.1 Pooling and Servicing Agreement, dated as of May 1, 2001, by and among Salomon Brothers Mortgage Securities VII, Inc. as Depositor, CitiMortgage, Inc. as Master Servicer and as Trust Administrator and The Bank of New York as Trustee.

                                   Exhibit 4.1